PROSPECTUS

May 1, 2003

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RETIREMENT INCOME FUND

Toll Free: 1-866-663-8023

A mutual Fund that seeks to earn a high level of current income continuing over time by selecting investments from any one or more of a number of income-oriented investment sectors.

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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

ABOUT THE FUND

Objective and Strategy

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3

Risks

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Fees and Expenses

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5

Other Information About the Fund

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6

ACCOUNT INFORMATION AND INVESTING

Pricing Shares and Receiving

Sale Proceeds

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7

Account Minimums and General Policies

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8

Purchasing Shares

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8

Redeeming Shares

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10

Individual Retirement Accounts and

Other Retirement Plans

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12

Dividends and Distributions

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13

Taxes

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13

MORE ABOUT THE FUND

Organization and Management

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14

Rights Reserved by the Fund

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15

Privacy Policy

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16

Information About Your Services

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17

ABOUT THE FUND

OBJECTIVE AND STRATEGY

What is the Fund's objective?

The Fund seeks high current income.  This is a fundamental policy, which means it may not be changed without shareholder approval.  While the Fund will strive to avoid or limit  losses, it will generally not attempt to avoid fluctuations in the Fund’s value which are due to fluctuations in interest rates.  Thus, the Fund is intended for investors who desire long-term income, but is not suitable for short-term investors or investors who may need access to principal.  To deter short-term investment, the Fund imposes a redemption fee of 1% on redemption of shares held less than one year from the date of purchase.

What is the Fund's investment strategy?

We will normally invest at least 80% of net assets, directly or through other investment companies, in income-generating investments which in the judgment of Retirement Income Advisers (the “Adviser”) are returning high levels of current income relative to other investments of equal or greater risk.  The Fund will not invest directly in below-investment-grade bonds, although it may invest up to 20% of its assets in below investment-grade preferred stocks or in other investment companies which do invest primarily in such bonds or preferred stocks.  The Fund may also invest up to an additional 20% of its assets, directly or through other investment companies, in participations in secured bank loans, without regard to rating.  The Fund’s investments may, from time to time, include any of the following, as well as other income-generating investments:

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Long-, intermediate-, or short-term US government or government agency bonds or notes.

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Long-, intermediate-, or short-term foreign government bonds or notes, denominated in US dollars or foreign currencies.

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Long-, intermediate-, or short-term bonds or other obligations of domestic corporations.

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Long-, intermediate-, or short-term bonds or other obligations of foreign corporations.

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Fixed or adjustable rate preferred stocks.

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Dividend-paying common stocks.

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Real estate investment equity or mortgage trusts.

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Participations in fixed or adjustable rate secured bank loans.

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Collateralized, fixed or adjustable rate debt pools.

In order to enable the Fund to avail itself of expertise in all these investment sectors, the Adviser will in many, most or all cases invest in other managed investment companies which are advised by persons or entities which the Adviser considers expert in the particular investment sectors involved.

RISKS

What are the main risks of investing in the Fund?

Interest Rate Risk. This is the decline in prices of fixed income obligations that usually accompanies a rise in interest rates.  Longer-maturity obligations typically decline more than those with shorter maturities.  The Fund’s investments in fixed income obligations will usually be longer maturity.

Credit Risk.  This is the potential for price losses caused by credit rating downgrades and defaults and income losses caused by defaults. The Fund’s investments involve credit risk. The Fund’s investments will involve increased credit risk to the extent that the Fund invests up to 20% of its assets in below-investment-grade preferred stocks or in investment companies which hold below-investment-grade bonds and/or preferred stocks, or directly or indirectly in inadequately secured bank loan participations to below-investment-grade borrowers.  Companies issuing high-yield bonds, debt or preferred stocks are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments.  These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest and principal payments.

Foreign Investing Risk.  To the extent the Fund invests in foreign bonds, it will be subject to special risks whether the bonds are denominated in US dollars or foreign currencies.  These risks include potentially adverse political and economic developments overseas, greater volatility, lower liquidity, and the possibility that foreign currencies will decline against the dollar, lowering the value of securities denominated in those currencies and possibly the Fund’s share price and income.

Leverage Risk.  Some of the companies in which the Fund may invest employ borrowing, also known as “leverage”, for the purpose of financing additional investments.  Leverage creates certain risks for the Fund, including the risk of higher volatility in the value of such companies’ asset value and share prices.  Under certain conditions, a company’s leverage could result in a lower rate of return to the Fund than if the company were not leveraged.

Equity Risk.  The Fund may invest, without limitation, in dividend-paying equity securities, such as common stocks, including common stocks of real estate investment trusts, or in preferred stocks.  The dividends of such equity securities will generally be terminable at the discretion of the issuers and in any event will be dependent upon their profits, if any.

Inexperience of Adviser.  The Adviser is a newly formed entity.  Its sole officer, who will be responsible for its investment decisions, has no prior experience as an investment adviser and no prior experience in counseling others than family members in investment decisions.

Fund of Funds.  The Fund intends investing in other investment companies and/or similar entities such as real estate investment trusts which pay management fees to their investment advisers.  Since the Fund will also pay a fee to the Adviser, shareholders’ total fees will be higher than if they invested in such investment companies or entities directly.

As with any mutual Fund, there can be no guarantee the Fund will achieve its objective.  The share price of the Fund will fluctuate with changing market conditions and interest rate levels.  Loss of money is a risk of investing in the Fund.

How can I tell if the Fund is appropriate for me?

Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you are a long-term investor seeking a high level of current income and you can afford some risk, the

Fund may be appropriate for you.  If you are investing primarily for stability and liquidity, the Fund is not appropriate, and you should consider a money market Fund.

The Fund can be used in both regular and tax-deferred accounts, such as IRAs.

The Fund should not represent your complete investment program or be used for short-term trading purposes.

How has the Fund performed in the past?

Because the Fund commenced operations in 2003, there is no historical performance information shown here.  Performance history for the Fund will be presented after the Fund has been in operation for one calendar year.

FEES AND EXPENSES

What fees or expenses will I pay?

The Fund is no load. There are no fees or charges to buy Fund shares or to reinvest dividends.  In order to discourage short-term investments in the Fund, which result in trading and other costs to the Fund and its shareholders, the Fund will impose a 1% redemption fee upon shares redeemed within one year of purchase.  There is a 0.45% annual distribution fee (not to exceed actual expenditures) to defray costs of Fund advertising and the printing and distribution of Fund advertising literature, including prospectuses.  Because these distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (paid directly from your investment)

Sales Charge (Load)

NONE

Redemption Fee

(as a percentage of amounts

redeemed within one year of purchase)  1%

Annual Fund Operating Expenses (deducted from Fund assets)

Management Fee

0.35%

Distribution (12b-1) Fees

0.45%

Other Expenses (a)

1.22%

Total Fund Operating Expenses (a)

2.02%

Waiver and/or Expense Reimbursement

(0.02%)

Net Expenses

2%

(a)  Based on estimated expenses and Fund assets.

(b)  The Adviser has contractually agreed with the Fund to forego fees and/or to bear expenses of the Fund through December 31, 2004 to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 2% of Fund assets.  The agreement terminates December 31, 2004 and cannot be terminated earlier without the consent of the Fund’s shareholders.  The fees waived and/or expenses borne by the Adviser for the period ended December 31, 2004 may be reimbursed by the Fund during the three years after commencement of operations.  No reimbursement payment will be made that would cause the Fund’s total annualized operating expenses to exceed these percentages or cause the total of the payments to exceed the Fund’s total initial organizational and offering expenses.

Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this Fund with that of other mutual Funds. Although your actual costs and returns may be  higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the  investment for the following periods and then redeem:

1 year

3 years

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$203

$627

OTHER INFORMATION ABOUT THE FUND

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What are the Fund's potential rewards?

The Fund may be expected to generate significantly higher income than US Treasury or investment-grade corporate bond Funds.  Because of the Adviser’s ability to choose investments from a number of investment vehicles, the Fund can choose, if the Adviser considers it prudent, to invest in those types of income-producing investments that are yielding higher income from time to time.

Is the Fund a substitute for a money market Fund?

No. Money market Funds, which have an average maturity under one year, ordinarily generate lower income in return for stability of net asset value.  The Fund's total return will fluctuate more than a money market Fund's and, as such, it should be viewed as a longer-term and substantially riskier investment.

Is a Fund's yield fixed or will it vary?

It will vary. The yield is calculated by dividing a Fund's net  income per share, expressed at annual rates, by the share price.  Although the Adviser will attempt to maintain as nearly a constant rate of income as is practicable, income as well as share price will fluctuate.  Therefore, the Fund’s yield will also vary.

Is yield the same as total return?

No. A Fund's total return is the result of reinvested distributions from income and capital gains and the change in share price for a given period. Income is always a positive contributor to total return and can either enhance a rise in share price or help offset a price decline.  The Fund’s objective is yield rather than total return.

ACCOUNT INFORMATION AND INVESTING

PRICING SHARES AND RECEIVING SALE PROCEEDS

How and when shares are priced?

The share price (also called "net asset value" or NAV per share) for the Fund is calculated at the close of the New York Stock Exchange, normally 4 p.m. ET, each day the New York Stock Exchange is open for business. To calculate the NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Market values are used to price the stocks and bonds that comprise the Fund’s assets.

How is your purchase, sale, or exchange price determined?

If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

We cannot accept orders that request a particular day or price for your  transaction or any other special conditions.

Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the  New York Stock Exchange closes at a time other than 4 p.m. ET.

ACCOUNT MINIMUMS AND GENERAL POLICIES

The minimum initial investment in each Fund is $5,000 ($3,000 for IRA accounts; $250 minimum for Automatic Investment Plan accounts).

You may purchase  shares by mail with payment by check, or by telephone with payment by bank wire or Automated Clearing House (ACH) transfer.  You may also place orders through a broker-dealer, who may charge you a fee for its services.  Individual Retirement Accounts, corporate or self-employed retirement plans and Systematic Withdrawal Plans generally require special or supplemental application forms to open accounts.  Payment for shares purchased should accompany the Account Application or purchase order as described herein.  Payment must be made in U.S. dollars.  Checks must be drawn on U.S. Banks. Third party checks will not be accepted.

A Social Security or Taxpayer Identification Number (TIN) must be supplied and certified on the Account Application Form before an account can be established, unless you have applied for a TIN and the application so indicates.  If you fail to furnish the Trust with a correct TIN, the Trust is required to withhold taxes at the rate of 31% on all distributions and redemption proceeds.

If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses  (including a $25 fee) incurred by a Fund or the transfer agent.  It is the policy of the Funds not to accept applications under circumstances or in amounts considered disadvantageous to shareholders.  For example, if an individual previously tried to purchase shares with a bad check, or the proper social security or tax identification number is omitted, the Fund reserves the right not to accept future applications from such individual.  The U. S. Postal Service or other independent delivery services are not agents of the Funds.  Therefore, deposit in the mail or with such services of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Trust.

PURCHASING SHARES

How You can purchase by mail.

To open an account by mail, complete and sign the Account Application form accompanying the Prospectus.  Make your check payable to Retirement Income Fund. The application and your check should be mailed to Retirement Income Fund, c/o Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, OH 44141-1921.  The foregoing address should also be used for all written shareholder communication to the transfer agent.  Mail orders for subsequent investments should include, when possible, the Additional Investment Form which is attached to your Fund confirmation statement Otherwise, be sure to identify your account number in your letter.

How you can purchase by telephone with payment by bank wire.

To establish a new account or add to an existing account by bank wire, please call Mutual Shareholder Services toll-free at 1-866-663-8023 before wiring funds, to advise them of your   forthcoming investment, the dollar amount, the account registration.  This will insure prompt and accurate handling of your investment.  Please instruct your bank to use the following wiring instructions:

WIRE TO:

USBancorp ABA#0420-0001-3

FOR CREDIT TO:

Retirement Income Fund

FOR FURTHER CREDIT TO:  (Shareholder Account #, Name/Registration)

It is important that the bank wire contain all the information and that Mutual Shareholder Services receives prior telephone notification from you to ensure proper credit.  The Fund and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How you can purchase by telephone with payment by ACH transfer.

The Automated Clearing House (ACH) system allows you to purchase shares by an electronic transfer of funds from your bank checking account, money market account, NOW account or savings account.  ACH transfer may not be used for your initial share purchase.  Please follow the procedures under "Purchase By Mail" or "Purchase by Telephone with Bank Wire" for your first purchase.  Only bank accounts held at domestic financial institutions that are ACH members can be used for ACH purchases.  Your shares will be purchased at the net asset value determined as of the close of regular trading on the date that the transfer agent receives payment (in amounts of $100 or more) for shares purchased by electronic funds transfer through the ACH system.  Most transfers are completed within three business days after your call to place the order.  To preserve flexibility, the Fund may revise or remove the ability to purchase shares by telephone or may charge a fee for such service, although currently the Fund does not expect to charge a fee.

Investors in the Fund may also request by telephone a change of investments made through an Automated Investment Plan (see below), and a change in the manner in which dividends are received.

What is the automatic investment plan?

The Automatic Investment Plan allows you to purchase shares by an electronic transfer of funds at regular monthly intervals from your bank checking account, money market account, NOW account or savings account.  Your account will be debited and shares will be purchased at regular monthly intervals of your choosing.  You may join the Automatic Investment Plan by completing that portion of the New Account Application or filling a separate Automatic Investment Plan Application which you may obtain from the transfer agent.  You may cancel your participation in the Plan or change the amount of purchase or the day each month on which the shares are purchased at time by calling 1-866-663-8023 or by writing to the Fund, c/o Mutual Shareholder Services, 8869 Brecksville Road, Suite C, Brecksville, OH  44141-1921.  The change or cancellation will be effective five business days following receipt.

Each investment through the Automatic Investment Plan must be at least $250 and not more than $50,000.  For you to participate in the Plan, your bank or other financial institution must be an Automated Clearing House member.  It will take up to 15 days for Mutual Shareholder Services to process your Automatic Investment Plan enrollment. The Fund may modify or terminate the Automatic Investment Plan at any time or charge a service fee, although no such fee is currently contemplated.

Will I receive a stock certificate?

Like most mutual funds, we do not issue certificates for your shares since your transactions in the shares will be directly with the Fund.

REDEEMING SHARES

How you can get help redeeming shares.

If you need help redeeming shares or are uncertain of the requirements for redemption, please contact the transfer agent toll-free at 1-866-663-8023 or write to the address shown below under the caption "Redemption by Mail."  Knowledgeable, friendly personnel will be happy to assist you.

General Redemption Guidelines.

You may redeem (sell) shares by mail or telephone.  You may also redeem your shares through a broker-dealer who may charge you a fee for its services.  To avoid delays in processing, please follow the policies described below.

Payments to investors redeeming shares which were purchased by check will not be made until the Fund can verify that the payment(s) for the purchase has been, or will be collected.  It may take up to twelve (12) days from the date of purchase for your check to clear.  Redemption requests from retirement accounts must indicate an election not to have Federal Tax withheld or they will be subject to withholding. The Fund may suspend the right of redemption or postpone the date at times when the New York Stock Exchange is closed, or under any emergency circumstances as may be determined by the Securities and Exchange Commission. The Fund expects normally to make all redemptions in cash.  Circumstances could arise, however, under which a Fund may wish to make redemptions "in kind" (in marketable securities from its portfolio).  A shareholder receiving an "in kind" redemption, would incur brokerage fees upon disposition of such securities.

Large redemptions can adversely affect a portfolio manager's ability to implement a Fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of Fund net assets, the Fund has the right to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the Fund.

The Board of Trustees reserves the right to redeem any account having a net asset value of less than $2,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice.  If the shareholder brings his account net asset value up to $2,000 or more during the notice period, the account will not be redeemed.  Be advised that such redemptions from retirement plans for which US Bancorp Fund Services, LLC serves as Custodian may be subject to tax withholding.

In order to discourage short-term investments in the Fund, which result in trading and other costs to the Fund and its shareholders, the Fund will impose a 1% redemption fee upon shares redeemed within one year of purchase.

Payment of redemption proceeds.

You may have your redemption proceeds sent to you by check, bank wire or ACH transfer.  Proceeds will be sent to you, typically, within one or two business days, but no later than seven days after receipt of your redemption request.  There is no charge for check redemptions.  If you choose to have the proceeds wired, the transfer agent will charge your  account $15 to pay for the wire transfer.  If you elected the ACH option on the Account Application Form, you may choose to have your proceeds sent by electronic funds transfer to your bank account There is no charge for this service.  There is a $100 minimum for each ACH transfer.  It will usually take 2-3 business days for the redemption proceeds to reach your bank account.

Redemption by mail

Your regular mail or courier request should be addressed to Retirement Income Fund, c/o Mutual Shareholder Services, 8869 Brecksville, Road, Suite C, Brecksville, OH  44141-1921

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Your letter of instruction or a stock assignment specifying the Fund from which shares are to be  redeemed, the account number, and the number of shares or dollar amount to be redeemed, signed by all registered shareholders in the exact names in which they are registered;

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Signature guarantee(s) in certain cases (see "Signature Guarantees," below); and

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Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

If not directed otherwise, a check for your redemption proceeds will be sent to your address on record with the Fund.

Redemption by telephone

You may make telephone redemptions if you accepted the privilege on the Account Application Form.  (However, telephone redemption requests for IRA accounts will not be accepted.) To make a telephone redemption, call the transfer agent at 1-866-663-8023.  The transfer agent will act upon any telephone instructions it believes to be genuine, to redeem shares from your account.  Your Account Application Form specifies the person(s), bank, account number and/or address to receive your redemption proceeds.  Once your account has been opened you may cancel the privilege by telephone or letter.  Written instructions with signature(s) guaranteed (see "Signature Guarantees," below) are required to change the person(s), bank, account number and/or address designated to receive your redemption proceeds.  Further documentation may be requested from corporations, executors, administrators, trustees and guardians.  There is no charge for establishing or using this privilege.  You may cancel the privilege at any time by telephone or letter.  To protect you, your redemption proceeds will only be sent to you at your address of record or to the bank account or person(s) specified in your Account Application or Telephone Authorization Form currently on file with the transfer agent.

Risks of telephone transactions.

The Fund will employ reasonable procedures to confirm that instructions by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions.  Assuming such procedures such as those listed above have been followed, the Fund will not be liable for any loss, cost or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.  As a result of this policy, the investor  will bear the risk of any loss unless the Fund has failed to follow such procedure(s).

You cannot redeem shares by telephone if you paid for the shares with a personal, corporate, or government check and your payment has been on the transfer agent's books for less than 15 days.  During drastic economic and market changes, telephone redemption services may be difficult to implement.  If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by following the instructions for redeeming by mail.

Signature guarantees.

A signature guarantee is a widely accepted way to protect you, the Fund and the transfer agent from fraud, and to be certain that you are the person who has authorized a redemption from your account. Signature guarantees are required for:

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Mail order redemptions in amounts greater than $50,000,

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Change of registration requests, and

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Requests to establish or change exchange privileges or telephone redemption service other than through your initial account application.

The Fund reserves the right to require a signature guarantee under other circumstances.   The Funds will honor signature guarantees from acceptable financial institutions such as banks, savings and loan associations, trust companies, credit unions, brokers and dealers, registered securities associations and clearing agencies.  A signature guarantee may not be provided by a notary public. The signature guarantee must appear either:

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On the written request for redemption, or

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On a separate instrument of assignment ("stock power") which should specify the total number of shares to be redeemed.

INDIVIDUAL RETIREMENT ACCOUNTS AND OTHER RETIREMENT PLANS

Plan forms for the regular deductible IRA, Roth nondeductible IRA, Simplified Employee Pension-Individual Retirement Accounts ("SEP-IRA") and Savings Incentive Match Plans ("SIMPLE") are furnished by the Trust to enable shareholders and employers to set aside tax-deferred investments in the Fund. There is no charge to establish an IRA with the Fund.  A $4.00 annual maintenance fee per account is charged by US Bancorp.  Shareholders who have  an IRA or other retirement plan must indicate on their redemption request whether or not to withhold Federal income tax.  Redemption requests must indicate an election not to have Federal tax withheld or they will be subject to withholding.  If you are uncertain of the redemption requirements, please contact Mutual Shareholder Services toll-free at 1-866-663-8023.  In addition to the plans mentioned above, Fund accounts may also be opened by all kinds of tax-deferred retirement plans.  For assistance in opening or establishing tax-deferred retirement accounts, please call the Trust toll-free at 1-866-663-8023.

DIVIDENDS AND DISTRIBUTIONS

All net investment income and net realized capital gains are distributed to shareholders.  Income dividends will be declared and paid monthly.  It is the policy of the Fund to establish, from time to time, a monthly dividend rate which in the judgment of the Trustees the Fund’s anticipated annual investment income as closely as practicable in equal monthly installments.

If, at the end of a year, the Fund has undistributed net investment income or undistributed net capital gains since inception, special dividends will be declared to pay those undistributed amounts.

Income dividends will be paid to you and capital gain distributions will be reinvested in additional Fund shares in your account unless you select another option on your New Account Form.  The advantage of reinvesting distributions arises from compounding; that is, you receive income dividends and capital gain distributions on a rising number of shares.

Distributions not reinvested are paid by check or transmitted to your bank account via ACH.  If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest your distribution check in your account at the NAV on the day of the reinvestment and to reinvest all subsequent distributions in shares of the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Tax Information

You will be sent timely information for your tax filing needs. You need to be aware of the possible tax consequences when:

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You sell Fund shares.

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The Fund makes a distribution to your account.

Taxes on Fund redemptions

When you sell shares in the Fund, you may realize a gain or loss.

In January, you will be sent Form 1099-B indicating the date and amount of each sale you made in the Fund during the prior year. This information will also be reported to the IRS.

To help you maintain accurate records, we send you a confirmation immediately following each transaction you make and a year-end statement detailing all your transactions in each Fund account during the year.

Taxes on Fund distributions

In January, you will be sent Form 1099-DIV indicating the tax status of any dividend and capital gain distributions made to you. This information will also be reported to the IRS. Distributions are generally taxable to you for the year in which they were paid. You will be sent any additional information you need to determine your taxes on Fund distributions, such as the portion of your dividends, if any, that may be exempt from state income taxes.

The tax treatment of a capital gain distribution is determined by how long the Fund held the portfolio securities, not how long you held shares in the Fund. Short-term (one year or less) capital gain distributions are taxable at the same rate as ordinary income and long-term gains on securities held by the Fund more than 12 months are taxed at a maximum rate of 20%. If you realized a loss on the sale or exchange of Fund shares that you held six months or less, your short-term loss must be reclassified to a long-term loss to the extent of any long-term capital gain distribution received during the period you held the shares.

Distributions are taxable whether reinvested in additional shares or received in cash.

The preceding tax information summary does not apply to retirement accounts, which are not subject to current taxation.

 MORE ABOUT THE FUND

 ORGANIZATION AND MANAGEMENT

How is the Fund organized?

The Retirement Income Trust (the "Trust") was established as a statutory trust in Delaware in December, 2002. The Trust currently consists of one series, the Retirement Income Fund (the “Fund”). The Fund was established in December, 2002 and is a diversified, open-end investment company, or mutual Fund.

What is meant by "shares"?

As with all mutual Funds, investors purchase shares when they put money in the Fund. These shares are part of the Fund's authorized capital stock, but share certificates are not issued.

Each share and fractional share entitles the shareholder to:

Receive a proportional interest in income and capital gain distributions. Cast one vote per share on certain Fund matters, including the election of Fund directors, changes in Fundamental policies, or approval of changes in the Fund's management contract.

Does the Fund have annual shareholder meetings?

The Fund is not required to hold annual meetings and, to avoid unnecessary costs to Fund shareholders, does not do so except when certain matters, such as a change in Fundamental policies, must be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any Fund director or trustee.

If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the Fund will send you proxy materials that explain the issues to be decided and include instructions on voting by mail or telephone, or on the Internet.

Who runs the Fund?

The Fund is governed by a Board of Trustees that meets quarterly to review the Fund's investments, performance, expenses, and other business affairs.  The Board elects the Fund's officers. The majority of Board members are independent of Retirement Income Advisers (the “Adviser”).

All decisions regarding the purchase and sale of Fund investments are made by the Adviser -  specifically by the Adviser’s president, Michael S. Lando.

The Adviser’s address is Retirement Income Advisers, 5553 Woodmont Street, Pittsburgh, Pennsylvania 15217.  The Adviser is a newly formed entity.  Neither it nor Mr. Lando have any prior experience as an investment adviser.  Since September, 2002, Mr. Lando’s principal activity has been management of his family’s investment portfolio.  From May 1998 to September 2002, Mr. Lando practiced law with DKW Law Group PC, a corporate law firm in Pittsburgh, Pennsylvania.

The Management Fee

The Fund pays the Adviser an annual fee of 0.35% based on its average daily net assets. The Fund calculates and accrues the fee daily.

RIGHTS RESERVED BY THE FUND

The Fund and its agents reserve the following rights: (1) to waive or lower investment minimums; (2) to accept initial purchases by telephone or mailgram; (3) to refuse any order; (4) to cancel or rescind any purchase or exchange order (including, but not limited to, orders deemed to result in excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; (5) to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; (6) to otherwise modify the conditions of purchase and any services at any time; (7) to waive any redemption, small account, maintenance or other fees charged to a group of shareholders; and (8) to act on instructions reasonably believed to be genuine. These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of the Fund.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources.  In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects

The Fund collects the following nonpublic personal information about you:

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Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses

The Fund does not disclose any nonpublic personal information about their current or former shareholders or unaffiliated third parties, except as required or permitted by law.  The Fund is permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Fund’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INFORMATION ABOUT YOUR SERVICES

Mutual Shareholder Services

1-866-663-8023 (toll-free)

Many services are available to you as a shareholder; some you receive automatically, and others you must authorize or request on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section discusses some of the services currently offered. Our Services Guide, which we mail to all new shareholders, contains detailed descriptions of these and other services.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Mutual Shareholder Services.

A Fund Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. To obtain a free copy of the Statement of Additional Information, or for shareholder inquiries, call 1-866-663-8023, toll-free.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Fund reports and other Fund information are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington D.C. 20549-0102.

       Investment Company Act File No. 811-21320

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